                                                                   EXHIBIT 23.01

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated January 29, 1998 included in Caraustar Industries, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in or made a part of this registration statement.


ARTHUR ANDERSEN LLP



Atlanta, Georgia
October 7, 1998